Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

18. Income Taxes

To calculate the interim tax provision, at the end of each interim period the Company estimates the annual effective tax rate and applies that to its ordinary quarterly earnings. The effect of changes in the enacted tax laws or rates is recognized in the interim period in which the change occurs. The computation of the annual estimated effective tax rate at each interim period requires certain estimates and judgments including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in foreign jurisdictions, permanent differences between book and tax amounts, and the likelihood of recovering deferred tax assets generated in the current year. The accounting estimates used to compute the provision for income taxes may change as new events occur, additional information is obtained, or the tax environment changes.

During the three and six months ended June 30, 2025, the Company recorded income tax expense of nil and $(1.0) thousand, respectively. During the three and six months ended June 30, 2024, the Company recorded income tax benefit of nil and $0.1 million, respectively, mainly related to net operating loss carryforwards.

A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company provides a valuation allowance to offset deferred tax assets for net operating losses incurred during the year and for other deferred tax assets where, in the Company’s opinion, it is more likely than not that the financial statement benefit of these losses will not be realized. As of June 30, 2025 and December 31, 2024, the Company provided a valuation allowance to offset the deferred tax asset related to the net operating loss carryforwards.

20. Income Taxes

The components of loss before income taxes for the years ended December 31, 2024 and 2023 were as follows:

	Years Ended December 31,
(Amounts in thousands)	2024	2023
Domestic	$(26,816)	$(35,233)
Foreign	(3,253)	(15,751)
Total loss before income taxes	$(30,069)	$(50,984)

The components of income tax provision (benefit) for the years ended December 31, 2024 and 2023 were as follows:

	Year Ended December 31,
(Amounts in thousands)	2024	2023
Federal:
Current	$(55)	$(52)
Deferred	-	-
Total federal income tax (benefit) provision	(55)	(52)
State:
Current	-	(30)
Deferred	-	-
Total state income tax (benefit) provision	-	(30)
International (Non-US):
Current	-	-
Deferred	-	-
Total international income tax (benefit) provision	-	-
Total income tax (benefit) provision	$(55)	$(82)

Income tax (benefit) provision differs from the amount that would be provided by applying the statutory U.S. corporate income tax rate of 21% for the years ended December 31, 2024 and 2023 due to the following items:

	Years Ended December 31,
(Amounts in thousands)	2024	2023
Current tax at U.S. statutory rate	$(6,315)	$(10,707)
Effect of state tax	(1,636)	(1,132)
Effect of valuation allowance	8,963	13,450
Warranty Liability	(12)	(83)
Effect of non-US income tax rates	(288)	(4,100)
Impairment	(875)	1,073
Stock compensation	199	1,677
Other, net	(91)	(260)
Total income tax (benefit) provision	$(55)	$(82)

Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company’s assets and liabilities at the applicable tax rates in effect. The principal components of Company’s deferred tax assets (liabilities) as of December 31, 2024, and 2023 include the following:

(Amounts in thousands)	December 31, 2024	December 31, 2023
Deferred Tax Assets:
Net operating loss carryforwards	$31,425	$26,759
Capital loss	12,345	-
Reserves and accruals	1,348	1,126
Stock compensation	3,496	1,423
Lease Liability	71	2,511
Sec 174 Cap	1,714	1,823
Intangibles	1,013	1,073
Other	2,875	1,137
Total deferred tax assets before valuation allowance	$54,287	$35,852
Less: Valuation Allowance	(53,944)	(32,654)
Total deferred tax assets, net of valuation allowance	$343	$3,198

Deferred Tax Liabilities:
Fixed assets	(296)	(300)
Lease ROA	(47)	(2,898)
Intangibles		-
Other		-
Total deferred tax liabilities	$(343)	$(3,198)
Net deferred tax assets/(liabilities)	$-	$-

A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company provides a valuation allowance to offset deferred tax assets for net operating losses incurred during the year and for other deferred tax assets where, in the Company’s opinion, it is more likely than not that the financial statement benefit of these losses will not be realized. The Company’s valuation allowance increased by approximately $21.3 million during the year ended December 31, 2024 mainly due to net operating losses generated during the period.

As of December 31, 2024, the Company had U.S. federal and state net operating loss carryforwards of $78.4 million and $70.3 million, respectively, which may be used to offset future taxable income, if any. As of December 31, 2023, the Company had U.S. federal and state net operating loss carryforwards of $64.9 million and $56.8 million, respectively, which may be used to offset future taxable income, if any. The Company’s U.S. federal and state net operating loss carryforwards begin to expire in 2033 and the U.S. federal net operating losses generated in 2018- 2022 can be carried forward indefinitely. As of December 31, 2024, the Company had U.S. federal and state credit carryforwards of $0.7 million and $0.2 million, respectively, which may be used to offset future taxable income, if any. The Company’s U.S. federal and state credit carryforwards begin to expire in 2043. The Company’s ability to utilize these net operating loss carryforwards and tax credit carryforwards may be limited in the future if the Company experiences an ownership change pursuant to Internal Revenue Code Section 382 and 383. An ownership change occurs when the ownership percentages of 5% or greater stockholders change by more than 50% over a three-year period.

The Company also has net operating loss carryforwards in Greece of approximately $14.0 million that begin to expire in 2026 and in Germany of approximately $25.5 million that can be carried forward indefinitely.

The Company’s policy is to classify interest and penalties, if any, as components of the income tax provision in the consolidated statement of operations. The Company has not recorded any interest or penalty in the consolidated statement of operations for the years ended December 31, 2024 and 2023. The Company considers many factors when evaluating and estimating its tax positions and the impact on income tax expense, which may require periodic adjustments, and which may not accurately anticipate actual outcomes. It is reasonably possible that the amount of the unrecognized benefit with respect to certain of the Company’s unrecognized tax positions will significantly increase or decrease within the next twelve months. However, based on the uncertainties associated with finalizing audits with the relevant tax authorities including formal legal proceedings, it is not possible to reasonably estimate the impact of any such change. The provision for unaudited tax years as of December 31, 2024 and December 31, 2023 amounted to approximately $0.2 million, relating to possible tax liabilities which may arise from potential future examination for the tax years 2017, 2018 and 2019 by the Greek Independent Tax Authority.

The Company conducts business globally and, as a result, files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course, the Company is subject to examinations by taxing authorities throughout the world. The material jurisdictions in which the Company is subject to potential examination include the United States, Germany and Greece. The Company’s 2018 and subsequent tax years remain open to examination by the German Federal Central Tax Office and the Company’s 2017 and subsequent tax years remain open to examination by the Greek Independent Authority for Public Revenue. Carryforward attributes that were generated prior to tax years mentioned may still be adjusted upon examination by certain jurisdiction tax authorities if they either have been, or will be, utilized in a future period.

The Company’s foreign subsidiaries have incurred losses since inception and the Company has no undistributed earnings as of December 31, 2024.